Effective immediately, the sub-heading entitled "Disclosure of Portfolio Holdings" within the sub-section entitled “Investment Adviser” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Disclosure of Portfolio Holdings. The fund has established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

The following information is generally available to you by clicking on the name of the MFS High Yield Opportunities Fund (a fund that invests in the fund) under "Select a fund" on the MFS Web site (mfs.com) and then clicking on the fund's name:

Information	Approximate Date of Posting To Web Site
Fund’s full holdings as of each month’s end	24 days after month end

Holdings also include short positions.

Note that the fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

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MFS High Yield Pooled Portfolio

Effective immediately, the back cover page of the Prospectus is restated in its entirety as follows:

MFS High Yield Pooled Portfolio
Shareholder Communications with the Board of Trustees.  Shareholders may mail written communications to the Board of Trustees to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS High Yield Pooled Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the fund’s actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated September 12, 2012, as may be supplemented from time to time, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, and make inquiries about the fund, by contacting:

MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824
Telephone: 1-800-225-2606

The fund's annual /semiannual reports and SAI are not posted to the MFS Web site because shares of the fund are generally available for sale only to fund's distributed by MFD.

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

Securities and Exchange Commission
Public Reference Room
Washington, DC 20549-1502

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the fund are available on the Edgar Database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room at the above address.

The fund’s Investment Company Act file number is 811-2794.

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